SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 2000


                           BLUE RIVER BANCSHARES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


         Indiana                        0-24501                 35-2016637
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)


        29 East Washington Street
           Shelbyville, Indiana                           46176
  ----------------------------------------               --------
  (Address of Principal Executive Offices)               Zip Code


                                 (317) 398-9721
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         Attached hereto are copies of the Registrant's press release announcing that Robert C. Reed will no longer serve as its Vice Chairman, President and Chief Executive Officer, or as a director and the President and Chief Executive Officer of Shelby County Bank (Registrant's wholly-owned subsidiary), and the appointment of Steven R. Abel as acting President and Chief Executive Officer of the Registrant and Shelby County Bank.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99.1     Press Release, dated July 21, 2000





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BLUE RIVER BANCSHARES, INC.
                                                 (Registrant)


Date: July 21, 2000                         By:  /s/ Steven R. Abel
                                                 ------------------------
                                                 Steven R. Abel, Chairman


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                                INDEX TO EXHIBITS


Exhibit No.                                 Description
-----------                                 -----------

99.1                                        Press Release, dated July 21, 2000




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